NSAR					Exhibit 77Q1a
811-02383


AB Bond Fund  -Limited Duration High Income

Certificate of Amendment: Incorporated by reference to Post-Effective Amendment No. 111 to Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 29, 2015.